Royce Micro-Cap Fund
Supplement to Prospectus dated May 1, 2000

     Effective January 2, 2001, W. Whitney George, Senior Portfolio Manager of Royce, became the primary portfolio manager of Royce Micro-Cap Fund.

January 29, 2001